OTHER REAL ESTATE OWNED	12 Months Ended
Dec. 31, 2016
Other Real Estate Owned [Abstract]
Real Estate Owned [Text Block]
OTHER REAL ESTATE OWNED

At December 31, 2016, other real estate owned consisted of four residential and two commercial real estate properties. At December 31, 2015, other real estate owned consisted of two residential and three commercial real estate properties which were held for sale. A summary of expenses applicable to other real estate operations for the years ended December 31, 2016, 2015 and 2014, is as follows:

	Years Ended December 31,
	2016	2015	2014
	(In Thousands)
Net loss from sales or write-downs of other real estate owned	$66	$267	$104
Other real estate expense, net of rental income	284	271	321
Expense from other real estate operations, net	$350	$538	$425